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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 26, 2000 included in Friedman, Billings, Ramsey Group, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Form S-8 Registration Statement.


                                        /s/ Arthur Andersen L.L.P.
                                        --------------------------

Vienna, Virginia
February 16, 2001